Exhibit 10.15

Contract No.:

Technology Transfer (Patent Exploitation License) Contract

Title of the Project: Security Unit of the main distribution frame

Date of Contract/Signing: June 25, 2009

Place of Contract/Signing: Jingde County, Anhui Province

Term of Validity: Five Years

Filling Instruction

1.

          This Contract is amended based on the sample technology transfer contract (patent exploitation license) printed and circulated by the Ministry of Science and Technology of the People’s Republic of China, and is recommended to the contracted parties for reference.

2.

          This Contract note is applicable for the contract signed under the condition that the transferor (patentee or authorizer) allows patent exploitation by transferee within prescribed field with payment delivered by the latter for the patent usage.

3.	List relevant parties as Transfer or Transferee (page enhancement) in the contract in accordance with their respective roles in case more than two participants involved.

4.	The Parties may amend this Contract in respect of any unsolved matter. Any amendment and supplemental agreement to this Contract shall constitute an integral part of this Contract.

5.	The Parties shall mark out “None” for the relevant terms which require no filling as agreed.

Technology Transfer (Patent Exploitation License) Contract

Transferee (Party A): Anhui Tec Tower Ltd

Business Address: Xinqiao Industry Zone, Jingde County, Anhui Province

Contact Information: Xinqiao Industry Zone, Jingde County, Anhui Province

Contact Address: Xinqiao Industry Zone, Jingde County, Anhui Province

Tel: (86 563) 802 3488 Fax: (86 563) 802 3488

Email: tec2007@163.com

Transferor (Party B): Hangzhou Tianye Communication Equipment Co Ltd

Business Address: No.221 North Yingbin Road, Fuyang City, Zhejiang Province

Contact Information: _________________

Contact Address: No.221 North Yingbin Road, Fuyang City, Zhejiang Province

Tel: (86 571) 6337 3750 Fax: (86 571) 6337 3750

Email: zhangjh@hztianye.com

This Contract stipulates that Party B allows Party A to exploit its proprietary utility model patent “Main Distribution Frame (MDF) Security Unit” through exclusive license (exclusive license, sole license, common license, cross license, sub-license), and Party A to be assigned exploitation of the patent. Based on the justice and willingness and in compliance with the “Contract Law of the People's Republic of China”, after friendly negotiation both parties reached below agreement and shall abide:

Article 1 Contracted Patent Right of Exclusive License:

1.	Utility Model Patent (Patent for Invention, Utility Model Patent, Design Patent)
2.	Inventor/ Designer: LU Sheng

3.	Patentee: Hangzhou Tianye Communication Equipment Co Ltd
4.	Date issued: 6 December, 2006
5.	Patent No.: ZL200520012212.8
6.	Duration of Patent: Ten Years
7.	Patent annuities paid up until 6 December, 2010

Article 2 General situations of the patent exploitation or licensing by Party B before this Contract enters into effect: exploitation of the patent by Party B (time, place, mode, and scope):

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

Article 3 Party B permits the patent exploitation by Party A through means as well as within the scope and duration as below:

1.	Mode for Exploitation: Exclusive License
2.	Scope for Exploitation: In the Industry
3.	Duration for Exploitation: Five Years

Article 4 Party B shall provide below technology materials to guarantee the effectiveness of the patent exploitation by Party A:

1.	Technology materials for the patent exploitation
2.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

Article 5 Time, Place and Means for Technology Materials Delivery by Party B:

1.	Time for Delivery: xxxxxxxxxxxxxxxxxxxxxxx
2.	Place for Delivery: xxxxxxxxxxxxxxxxxxxxxxx
3.	Means for Delivery: xxxxxxxxxxxxxxxxxxxxxxx

Article 6 Party B shall provide below technology services and guidance to guarantee the effectiveness of the patent exploitation by Party A:

1.	Content of Technology Service and Guidance: xxxxxxxxxxxxxxxxxxxxxxx
2.	Methods for Technology Service and Guidance: xxxxxxxxxxxxxxxxxxxxxxx

Article 7 The Parties reach the following standards and methods for acceptance checks in terms of the patent exploitation and know-how transfer as well as technology service and guidance providing by Party B:

1.	xxxxxxxxxxxxxxxxxxxxxxx
2.	xxxxxxxxxxxxxxxxxxxxxxx

Article 8 Amount of Patent Royalty and Payment:

1.	Total Amount of Patent Royalty: RMB 3,000 in cash

2.	Party A shall deliver single payment (single payment, payment by installment, payment of royalties) to Party B. Specified payment means and time are as below:

	(1)	xxxxxxxxxxxxxxxxxxxxxxx

	(2)	xxxxxxxxxxxxxxxxxxxxxxx

Business Bank/ Bank Address/ Bank Account of Party B:

Business Bank: xxxxxxxxxxxxxxxxxxxxxxx
Bank Address: xxxxxxxxxxxxxxxxxxxxxxx
Bank Account: xxxxxxxxxxxxxxxxxxxxxxx

Article 9 Party B shall guarantee its patent licensing not to infringe the legal rights and interests of any third party. In case a third party files a lawsuit against Party A over the patent infringement, Party B shall xxxxxxxxxxxxxxxxxxxxxxx.

Article 10 Party B shall maintain the validity of this patent right within the duration of this Contract, and is subject to pay penal sum or compensation to Party A when held responsible for any termination of the patent right.

Party B shall compensate Party A on conditions that the patent is nullified by the relevant state administrative department for patent; Party B may not return the prepaid patent royalty to Party A, however.

Article 11 All disputes arising out of performance of, or relating to this contract, shall be settled amicably through friendly negotiation; if failed, the Parties shall adopt the approach of xxxxxxxxxxxxxxxxxxxxxxx:

1.	Submit to xxxxx arbitration committee for arbitration
2.	File a lawsuit to the People's Court in accordance with laws

Article 12 This Contract is executed in quintuplicate, and of equal legal effect.

Article 13 This Contract shall take into effect upon signing and sealing of the Parties.

Party A: Anhui Tec Tower Ltd (Seal)

Legal Representative/ Entrusted Agent: _/s/ Lu Chun __________(Signature)
                                                                                 Lu Chun

Year_2009__Month_6__Date_25__

Party B: Hangzhou Tianye Communication Equipment Co Ltd (Seal)

Legal Representative/ Entrusted Agent: _/s/ Lu Sheng _____________(Signature)
                                                                                 Lu Sheng

Year_2009__Month_6__Date_25__